Earnings Per Common Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Common Share
Earnings Per Common Share
The calculation of earnings per common share (EPS) and diluted EPS for 2015, 2014 and 2013 is presented below. For more information on the calculation of EPS, see Note 1 – Summary of Significant Accounting Principles.

(Dollars in millions, except per share information; shares in thousands)	2015	2014	2013
Earnings per common share
Net income	$15,836	$5,520	$10,539
Preferred stock dividends	(1,483)	(1,044)	(1,349)
Net income applicable to common shareholders	14,353	4,476	9,190
Dividends and undistributed earnings allocated to participating securities	—	—	(2)
Net income allocated to common shareholders	$14,353	$4,476	$9,188
Average common shares issued and outstanding	10,462,282	10,527,818	10,731,165
Earnings per common share	$1.37	$0.43	$0.86

Diluted earnings per common share
Net income applicable to common shareholders	$14,353	$4,476	$9,190
Add preferred stock dividends due to assumed conversions	300	—	300
Dividends and undistributed earnings allocated to participating securities	—	—	(2)
Net income allocated to common shareholders	$14,653	$4,476	$9,488
Average common shares issued and outstanding	10,462,282	10,527,818	10,731,165
Dilutive potential common shares (1)	751,710	56,717	760,253
Total diluted average common shares issued and outstanding	11,213,992	10,584,535	11,491,418
Diluted earnings per common share	$1.31	$0.42	$0.83

(1)	Includes incremental dilutive shares from restricted stock units, restricted stock, stock options and warrants.
The Corporation previously issued a warrant to purchase 700 million shares of the Corporation’s common stock to the holder of the Series T Preferred Stock. The warrant may be exercised, at the option of the holder, through tendering the Series T Preferred Stock or paying cash. For 2015 and 2013, the 700 million average dilutive potential common shares were included in the diluted share count under the “if-converted” method. For 2014, the 700 million average dilutive potential common shares were not included in the diluted share count because the result would have been antidilutive under the “if-converted” method. For additional information, see Note 13 – Shareholders’ Equity.
For 2015, 2014 and 2013, 62 million average dilutive potential common shares associated with the Series L Preferred Stock were not included in the diluted share count because the result would have been antidilutive under the “if-converted” method. For 2015, 2014 and 2013, average options to purchase 66 million, 91 million and 126 million shares of common stock, respectively, were outstanding but not included in the computation of EPS because the result would have been antidilutive under the treasury stock method. For 2015 and 2014, average warrants to purchase 122 million shares of common stock were outstanding but not included in the computation of EPS because the result would have been antidilutive under the treasury stock method compared to 272 million shares for 2013. For 2015 and 2014, average warrants to purchase 150 million shares of common stock were included in the diluted EPS calculation under the treasury stock method.
In connection with the preferred stock actions described in Note 13 – Shareholders’ Equity, the Corporation recorded a $100 million non-cash preferred stock dividend in 2013, which is included in the calculation of net income allocated to common shareholders.